UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 3757

DREYFUS PREMIER CALIFORNIA AMT-FREE MUNICIPAL BOND FUND, INC. - Dreyfus California AMT-Free Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	5/31/12

FORM N-CSR

Item 1.                        Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Changes in Net Assets
30	Financial Highlights
34	Notes to Financial Statements
44	Report of Independent Registered Public Accounting Firm
45	Important Tax Information
46	Information About the Renewal of the Fund’s Management Agreement
51	Board Members Information
54	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
California AMT-Free
Municipal Bond Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus California AMT-Free Municipal Bond Fund, covering the 12-month period from June 1, 2011, through May 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Municipal bonds have continued to represent one of the better performing asset classes in U.S. financial markets. Prices have been supported by a number of positive influences, including steady demand for a relatively tight supply of newly issued securities, attractive after-tax current yields compared to government-guaranteed U.S. Treasury securities and improved fiscal conditions for many state and local issuers.

Despite recent weakness in employment data, we believe that U.S. economic trends remain favorable, as evidenced by signs of strength in some of the domestic economy’s more economically sensitive areas. For example, in the automobile industry, new cars offer improved gas mileage, the average age of the auto fleet is old, and credit is widely available at a time when household debt-service ratios have dropped sharply. Even residential construction has moved into a sustainable uptrend, in our opinion, as homebuilders have seen a rise in orders. On the other hand, net exports may prove to be a slight drag on domestic growth since the economy in the United States is stronger than in many of its trading partners. On the whole, we expect near-trend growth in the U.S. economy for the remainder of 2012.

As always, we encourage you to discuss our observations with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2011, through May 31, 2012, as provided by Jeffrey B. Burger, Primary Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended May 31, 2012, Dreyfus California AMT-Free Municipal Bond Fund’s Class A, C, I and Z shares achieved total returns of 12.41%, 11.58%, 12.60% and 12.63%, respectively.1The Barclays Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 10.40% for the same period.2

Falling long-term interest rates and favorable supply-and-demand factors fueled strong performance among municipal bonds over the reporting period. The fund’s returns were higher than its benchmark, chiefly due to an emphasis on longer maturities and a successful security selection strategy.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California state personal income taxes.The fund also seeks to provide income exempt from the federal Alternative Minimum Tax. The fund will invest at least 80% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. The fund may invest up to 20% of its assets in municipal bonds rated below investment grade (“junk” bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund’s portfolio normally exceeds 10 years, but the fund’s average portfolio maturity is not restricted.

We focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting. We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

pricing inefficiencies in the municipal bond market.We actively trade among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values.

Municipal Bonds Rallied as Economic Concerns Eased

The reporting period began in the midst of deteriorating investor sentiment as investors reacted cautiously to a resurgent European sovereign debt crisis and a contentious political debate regarding U.S. government spending and borrowing.These worries intensified over the summer of 2011, culminating in the downgrade of one agency’s credit-rating of long-term U.S. government debt. Investors responded by flocking to traditional safe havens, driving long-term interest rates lower.

Better macroeconomic news cheered investors in the fall, and they responded by reaching for higher levels of income from riskier market sectors and credit-rating categories. As a result, municipal bonds that had been punished during the downturn led the market rebound, while higher-quality bonds generally lagged market averages.Although stronger economic growth typically would support higher interest rates, longer-term interest rates remained low due to Operation Twist, a stimulative program from the Federal Reserve Board (the “Fed”).

Positive supply-and-demand forces also supported municipal bond prices. New issuance volumes fell sharply throughout 2011 after a flood of new supply in late 2010, and political pressure led to reduced borrowing for capital projects in the opening months of 2012. Meanwhile, demand remained robust from individual and institutional investors seeking competitive after-tax yields in a low interest-rate environment.

From a credit-quality perspective, California’s fiscal condition remains mixed. The state has reduced spending and implemented structural improvements to its budget, but tax receipts have fallen short of budgeted projections.

Longer Maturities Buoyed Relative Performance

The search by investors for competitive yields led them to focus on longer-term municipal bonds, boosting prices in a segment of the market’s maturity spectrum that we regarded as undervalued. In addition, the fund generally favored revenue-backed securities, including those issued on behalf of airports, electric utilities and industrial development projects. These securities fared particularly well during the reporting period. The fund maintained more exposure to California’s general obligation debt than the benchmark, it is worth noting, and gained substantial value as long-term yields moderated and valuations improved.

Detractors from the fund’s relative performance generally proved mild. High-quality securities backed by water and sewer facilities trailed market averages over the reporting period’s second half due to their defensive characteristics. In addition, to manage certain risks, we reduced the fund’s exposure to longer-term municipal bonds with upcoming early redemption provisions.We may have been too early in doing so, as such bonds continued to rally.

Prepared for a Changing Market Environment

We have been encouraged by recently improved data, but the U.S. economy remains vulnerable to unexpected shocks and uncertainty regarding future Fed policy. In addition, higher yielding and longer-maturity bonds have become more richly valued after recent rallies. Consequently, we expect to trim some positions and add to holdings of higher-quality bonds backed by revenues from essential municipal services.

June 15, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Z (which is closed to new investors) are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-California residents. Capital gains, if any, are fully taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Barclays Municipal Bond Index is a widely accepted, unmanaged and geographically unrestricted total return performance benchmark for the long-term, investment-
grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
†† The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s
Class Z shares for the period prior to 10/21/04 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.
The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 12/15/08 (the inception date for Class I shares).
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Z shares of
Dreyfus California AMT-Free Municipal Bond Fund on 5/31/02 to a $10,000 investment made in the Barclays
Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund invests primarily in California municipal securities and its performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.
The Index is not limited to investments principally in California municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-
exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.
These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/12

	Inception
	Date	1Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	10/21/04	7.32%	3.88%	4.32%††
without sales charge	10/21/04	12.41%	4.84%	4.80%††
Class C shares
with applicable redemption charge †	10/21/04	10.58%	4.03%	4.19%††
without redemption	10/21/04	11.58%	4.03%	4.19%††
Class I shares	12/15/08	12.60%	5.10%††	4.98%††
Class Z shares	7/26/83	12.63%	5.08%	4.97%
Barclays Municipal
Bond Index		10.40%	5.87%	5.40%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 10/21/04 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.
The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s
Class Z shares for the period prior to 12/15/08 (the inception date for Class I shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus California AMT-Free Municipal Bond Fund from December 1, 2011 to May 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2012

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$4.87	$8.33	$3.53	$3.79
Ending value (after expenses)	$1,073.00	$1,069.50	$1,073.70	$1,074.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2012

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$4.75	$8.12	$3.44	$3.69
Ending value (after expenses)	$1,020.30	$1,016.95	$1,021.60	$1,021.35

† Expenses are equal to the fund’s annualized expense ratio of .94% for Class A, 1.61% for Class C, .68% for
Class I and .73% for Class Z, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2012

Long-Term Municipal	Coupon	Maturity	Principal
Investments—99.4%	Rate (%)	Date	Amount ($)	Value ($)
California—90.1%
ABAG Finance Authority for
Nonprofit Corporations,
Revenue (San Diego
Hospital Association)	5.38	3/1/21	4,000,000	4,232,680
ABAG Finance Authority for
Nonprofit Corporations,
Revenue (Sharp HealthCare)	6.00	8/1/30	5,000,000	6,084,400
Bay Area Toll Authority,
San Francisco Bay Area Toll
Bridge Revenue	5.25	4/1/24	17,580,000	21,291,665
Bay Area Toll Authority,
San Francisco Bay Area Toll
Bridge Revenue	5.00	4/1/34	10,000,000	10,970,000
Brentwood Infrastructure Financing
Authority, Water Revenue	5.75	7/1/38	4,250,000	4,770,965
California,
Economic Recovery Bonds	5.00	7/1/20	10,000,000	12,122,700
California,
GO	5.00	8/1/22	5,000,000	5,720,450
California,
GO (Various Purpose)	5.50	4/1/19	4,455,000	5,503,172
California,
GO (Various Purpose)	5.25	2/1/23	13,000,000	16,039,140
California,
GO (Various Purpose)	5.00	11/1/23	5,000,000	5,830,650
California,
GO (Various Purpose)	5.25	3/1/30	15,000,000	17,300,850
California,
GO (Various Purpose)	5.75	4/1/31	4,500,000	5,257,755
California,
GO (Various Purpose)	5.25	9/1/31	25,000,000	28,504,500
California,
GO (Various Purpose)	5.25	9/1/32	19,500,000	22,117,875
California,
GO (Various Purpose)	5.25	10/1/32	9,170,000	10,410,518
California,
GO (Various Purpose)	6.00	3/1/33	3,000,000	3,619,230
California,
GO (Various Purpose)	6.50	4/1/33	30,000,000	36,535,500

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
California,
GO (Various Purpose)	5.50	11/1/35	10,000,000	11,569,200
California,
GO (Various Purpose)	5.00	2/1/38	5,000,000	5,403,600
California,
GO (Various Purpose)	5.50	3/1/40	17,500,000	19,787,075
California,
GO (Various Purpose) (Insured;
Assured Guaranty Municipal Corp.)	5.25	2/1/18	5,055,000	6,028,239
California Department of Water
Resources, Power Supply Revenue	5.00	5/1/21	7,500,000	8,823,675
California Department of Water
Resources, Power Supply Revenue	5.00	5/1/21	9,000,000	11,087,640
California Department of Water
Resources, Water System
Revenue (Central Valley Project)	5.00	12/1/26	7,500,000	8,969,925
California Department of Water
Resources, Water System
Revenue (Central Valley Project)	5.00	12/1/27	11,600,000	13,763,168
California Educational Facilities
Authority, Revenue (Pooled
College and University Projects)	5.63	7/1/23	135,000	180,411
California Educational Facilities
Authority, Revenue (Pooled
College and University Projects)	5.63	7/1/23	210,000	193,759
California Educational Facilities
Authority, Revenue (University
of Southern California)	5.25	10/1/38	5,000,000	5,813,000
California Health Facilities
Financing Authority, Health
Facility Revenue (Adventist
Health System/West)	5.00	3/1/17	870,000	889,784
California Health Facilities
Financing Authority, Health
Facility Revenue (Adventist
Health System/West)	5.00	3/1/18	1,000,000	1,021,530
California Health Facilities
Financing Authority, Revenue
(Catholic Healthcare West)	5.63	7/1/32	5,875,000	6,419,142

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
California Health Facilities
Financing Authority, Revenue
(Lucile Salter Packard
Children’s Hospital at Stanford)	5.00	8/15/25	5,855,000	6,874,824
California Health Facilities
Financing Authority, Revenue
(Rady Children’s Hospital—
San Diego)	5.25	8/15/41	8,500,000	9,011,785
California Health Facilities
Financing Authority, Revenue
(Scripps Health)	5.00	11/15/32	1,150,000	1,292,266
California Health Facilities
Financing Authority, Revenue
(Scripps Health)	5.00	11/15/36	12,525,000	13,547,541
California Health Facilities
Financing Authority, Revenue
(Stanford Hospital and Clinics)	5.00	8/15/42	1,000,000	1,104,690
California Health Facilities
Financing Authority, Revenue
(Sutter Health)	5.25	8/15/22	6,000,000	6,985,500
California Health Facilities
Financing Authority, Revenue
(Sutter Health)	5.25	8/15/31	3,500,000	4,042,360
California Housing Finance Agency,
Home Mortgage Revenue	5.50	8/1/38	14,850,000	15,159,919
California Infrastructure and
Economic Development Bank,
Revenue (Performing Arts
Center of Los Angeles County)	5.00	12/1/27	1,000,000	1,075,860
California Municipal Finance
Authority, COP (Community
Hospitals of Central
California Obligated Group)	5.25	2/1/27	6,750,000	6,987,533
California Pollution Control
Financing Authority, PCR
(San Diego Gas and
Electric Company) (Insured;
National Public Finance
Guarantee Corp.)	5.90	6/1/14	10,000,000	11,017,900

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Pollution Control
Financing Authority,
Revenue (San Jose Water
Company Project)	5.10	6/1/40	5,500,000		5,866,135
California Pollution Control
Financing Authority,
Water Facilities Revenue
(American Water Capital
Corporation Project)	5.25	8/1/40	7,500,000	[a]	7,888,275
California State Public Works
Board, LR (Department of
Corrections, Calipatria State
Prison, Imperial County)
(Insured; National Public
Finance Guarantee Corp.)	6.50	9/1/17	11,415,000		12,695,192
California State Public Works
Board, LR (Department of
Health Services-Richmond
Laboratory, Phase III Office
Building) (Insured; XLCA)	5.00	11/1/19	1,680,000		1,850,470
California State Public Works
Board, LR (Judicial Council of
California) (Various Judicial
Council Projects)	5.00	12/1/31	10,000,000		10,820,900
California State Public Works
Board, LR (The Regents of the
University of California)
(Various University of
California Projects)	5.50	6/1/14	3,810,000		3,971,392
California State Public Works
Board, LR (The Regents of the
University of California)
(Various University of
California Projects) (Insured;
National Public Finance
Guarantee Corp.)	5.25	6/1/23	4,400,000		5,568,068
California State University
Trustees, Systemwide Revenue	5.00	11/1/27	2,510,000		2,785,272
California State University
Trustees, Systemwide Revenue	5.00	11/1/28	5,000,000		5,528,350

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
California Statewide Communities
Development Authority, COP
(The Internext Group)	5.38	4/1/30	20,000,000	20,013,000
California Statewide Communities
Development Authority, Insured
Revenue (Saint Joseph Health
System) (Insured; FGIC)	5.75	7/1/47	10,000,000	10,839,700
California Statewide Communities
Development Authority,
Insured Revenue (Saint Joseph
Health System) (Insured;
National Public Finance
Guarantee Corp.)	5.13	7/1/24	5,000,000	5,614,750
California Statewide Communities
Development Authority, Revenue
(Cottage Health System
Obligated Group)	5.25	11/1/30	3,750,000	4,220,362
California Statewide Communities
Development Authority, Revenue
(Cottage Health System
Obligated Group)	5.00	11/1/40	11,940,000	12,693,653
California Statewide Communities
Development Authority, Revenue
(Inland Regional Center Project)	5.25	12/1/27	9,000,000	9,224,370
California Statewide Communities
Development Authority, Revenue
(Kaiser Permanente)	5.50	11/1/32	13,500,000	13,697,505
California Statewide Communities
Development Authority, Revenue
(Kaiser Permanente)	5.00	4/1/42	3,000,000	3,250,650
California Statewide Communities
Development Authority, Revenue
(Sutter Health)	5.00	8/15/22	2,000,000	2,387,440
California Statewide Communities
Development Authority, Revenue
(Sutter Health)	5.50	8/15/28	7,000,000	7,070,840
California Statewide Communities
Development Authority, Revenue
(The California Endowment)	5.25	7/1/20	2,280,000	2,396,462

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Statewide Communities
Development Authority, School
Facility Revenue (Aspire
Public Schools)	6.00	7/1/40	10,000,000		10,681,700
California Statewide Communities
Development Authority, Student
Housing Revenue (CHF-Irvine,
LLC-UCI East Campus
Apartments, Phase II)	5.75	5/15/32	4,000,000		4,260,720
California Statewide Communities
Development Authority, School
Facility Revenue (Aspire
Public Schools)	6.38	7/1/45	3,000,000		3,258,570
Capistrano Unified School District
(Ladera) Community Facilities
District Number 98-2, Special
Tax Bonds (Insured; National
Public Finance Guarantee Corp.)	5.00	9/1/19	3,545,000		3,742,563
Carson Redevelopment Agency,
Tax Allocation Revenue
(Redevelopment Project Area
Number 1) (Insured; National
Public Finance Guarantee Corp.)	5.50	10/1/13	1,000,000		1,040,340
Chabot-Las Positas Community
College District, GO
(Insured; AMBAC)	0.00	8/1/22	3,000,000	[b]	1,989,630
Coast Community College District,
GO (Insured; Assured Guaranty
Municipal Corp.)	0/5.00	8/1/29	15,565,000	[c]	15,204,515
Delano,
COP (Delano Regional
Medical Center)	5.25	1/1/18	8,915,000		8,927,659
Foothill-De Anza Community College
District, GO (Insured; AMBAC)	5.00	8/1/22	10,350,000		12,109,396
Foothill/Eastern Transportation
Corridor Agency, Toll
Road Revenue	5.75	1/15/40	1,745,000		1,745,332
Foothill/Eastern Transportation
Corridor Agency, Toll Road
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.13	1/15/19	2,000,000		2,000,340

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Fullerton Community Facilities
District Number 1, Special Tax
Revenue (Amerige Heights)	6.20	9/1/32	2,500,000		2,514,500
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco
Settlement Asset-Backed
Bonds (Insured; Assured
Guaranty Municipal Corp.)	4.55	6/1/22	1,725,000		1,790,550
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/27	24,160,000		19,893,586
Grossmont Union High School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	8/1/21	4,375,000	[b]	3,199,481
Grossmont Union High School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	8/1/22	4,605,000	[b]	3,192,186
Grossmont Union High School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	8/1/23	4,850,000	[b]	3,184,171
Grossmont Union High School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	8/1/26	3,265,000	[b]	1,783,310
Lincoln Community Facilities
District Number 2003-1,
Special Tax Bonds (Lincoln
Crossing Project) (Prerefunded)	5.65	9/1/13	1,125,000	[d]	1,219,781
Los Angeles Department of
Airports, Senior Revenue (Los
Angeles International Airport)	5.00	5/15/29	3,915,000		4,490,818
Los Angeles Department of
Airports, Senior Revenue (Los
Angeles International Airport)	5.25	5/15/29	16,090,000		18,439,623
Los Angeles Department of
Airports, Senior Revenue (Los
Angeles International Airport)	5.00	5/15/35	25,000,000		27,942,750
Los Angeles Department of Water
and Power, Water System Revenue	5.00	7/1/43	12,000,000		13,479,960

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Los Angeles Harbor Department,
Revenue	5.25	8/1/25	26,055,000		30,612,801
Los Angeles Unified School
District, GO (Insured;
National Public Finance
Guarantee Corp.)	5.75	7/1/15	3,000,000		3,461,790
Metropolitan Water District of
Southern California,
Water Revenue	5.00	10/1/34	7,390,000		8,691,896
Metropolitan Water District of
Southern California,
Water Revenue	5.00	1/1/39	5,000,000		5,519,400
Midpeninsula Regional Open Space
District Financing Authority,
Revenue (Insured; AMBAC)	0.00	9/1/15	2,825,000	[b]	2,763,528
Murrieta Valley Unified School
District, GO (Insured;
National Public Finance
Guarantee Corp.)	0.00	9/1/21	4,950,000	[b]	3,548,209
Natomas Unified School District,
GO (Insured; National Public
Finance Guarantee Corp.)	5.95	9/1/21	2,500,000		2,813,325
Northern California Power Agency,
Revenue (Hydroelectric Project
Number 1) (Insured; AMBAC)
(Prerefunded)	7.00	1/1/16	670,000	[d]	803,926
Northern California Power Agency,
Revenue (Hydroelectric Project
Number 1) (Insured; AMBAC)
(Prerefunded)	7.50	7/1/21	375,000	[d]	522,874
Northern California Power Agency,
Revenue (Hydroelectric Project
Number 1) (Insured; National
Public Finance Guarantee Corp.)	6.30	7/1/18	26,400,000		30,363,168
Orange County Community Facilities
District (Landera Ranch)
Special Tax Bonds	5.63	8/15/34	4,000,000		4,042,320
Pomona Redevelopment Agency,
Tax Allocation Revenue
(West Holt Avenue
Redevelopment Project)	5.50	5/1/32	3,000,000		3,385,380

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Poway Unified School District,
School Facilities Improvement
District Number 2007-1, GO	0.00	8/1/35	12,850,000	[b]	4,040,554
Rancho Mirage Joint Powers
Financing Authority, Revenue
(Eisenhower Medical Center)
(Prerefunded)	5.63	7/1/14	10,430,000	[d]	11,581,472
Sacramento County,
Airport System Senior Revenue	5.00	7/1/24	5,090,000		5,706,195
Sacramento County,
Airport System Senior Revenue	5.13	7/1/25	5,890,000		6,594,974
Sacramento County,
Airport System Senior Revenue	5.00	7/1/40	5,000,000		5,394,200
Sacramento County Sanitation
Districts Financing Authority,
Revenue (Sacramento Regional
County Sanitation District)	5.00	12/1/26	7,000,000		8,370,950
Sacramento County Water Financing
Authority, Revenue (Sacramento
County Water Agency Zones 40
and 41 Water System Project)
(Insured; National Public
Finance Guarantee Corp.)	5.00	6/1/25	8,500,000		9,414,515
Sacramento Municipal Utility
District, Electric Revenue	5.00	8/15/28	2,500,000		2,878,850
Sacramento Municipal Utility
District, Electric Revenue
(Insured; National Public
Finance Guarantee Corp.)	6.50	9/1/13	3,685,000		3,803,436
San Bernardino County,
COP (Capital Facilities Project)	6.88	8/1/24	5,000,000		7,091,500
San Diego County,
COP (Burnham Institute for
Medical Research)	5.00	9/1/24	2,265,000		2,323,664
San Diego County,
COP (Burnham Institute for
Medical Research)	5.00	9/1/34	9,880,000		9,983,740
San Diego County Regional Airport
Authority, Subordinate
Airport Revenue	5.00	7/1/34	6,000,000		6,542,700

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
San Diego County Water Authority,
Water Revenue	5.00	5/1/31	4,935,000		5,699,974
San Diego Public Facilities
Financing Authority, Senior
Sewer Revenue	5.25	5/15/34	6,045,000		6,890,998
San Diego Public Facilities
Financing Authority,
Water Revenue	5.25	8/1/28	6,000,000		7,146,840
San Diego Unified School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.25	7/1/16	1,465,000		1,552,915
San Francisco City and County
Airport Commission, San
Francisco International
Airport Second Series Revenue	5.00	5/1/23	6,775,000		8,132,507
San Francisco City and
County Airport Commission,
San Francisco International
Airport Second Series Revenue
(Issue 34D)	5.25	5/1/26	4,000,000		4,637,680
San Francisco City and County
Airport Commission, Second
Series Revenue (San Francisco
International Airport)	5.00	5/1/28	2,000,000		2,317,600
San Francisco City and County
Airport Commission, Second
Series Revenue (San Francisco
International Airport)	5.00	5/1/29	2,000,000		2,304,700
San Francisco City and County
Public Utilities Commission,
San Francisco Water Revenue	5.00	11/1/37	10,000,000		11,171,900
San Francisco City and County
Public Utilities Commission,
San Francisco Water Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	11/1/24	13,185,000		14,964,052
San Francisco City and County
Redevelopment Agency,
Community Facilities
District Number 6
(Mission Bay South
Public Improvements)	0.00	8/1/18	445,000	[b]	324,481

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
San Francisco City and County
Redevelopment Agency,
Community Facilities District
Number 6 (Mission Bay South
Public Improvements)	0.00	8/1/21	500,000	[b]	298,690
Sequoia Union High School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	5.00	7/1/24	2,695,000		2,993,121
Simi Valley School Financing
Authority, GO Revenue (Simi
Valley Unified School
District, GO Bond) (Insured;
Assured Guaranty Municipal Corp.)	5.00	8/1/27	6,500,000		7,314,255
Southern California Public Power
Authority, Revenue (Canyon
Power Project)	5.25	7/1/27	7,485,000		8,816,656
Southern California Public Power
Authority, Revenue (Linden
Wind Energy Project)	5.00	7/1/27	5,830,000		6,767,930
Southern California Public Power
Authority, Revenue (Linden
Wind Energy Project)	5.00	7/1/28	3,145,000		3,628,827
Southern California Public Power
Authority, Revenue (Linden
Wind Energy Project)	5.00	7/1/29	2,230,000		2,559,170
Southern California Public Power
Authority, Revenue (Milford
Wind Corridor Phase I Project)	5.00	7/1/29	11,865,000		13,519,693
Southern California Public Power
Authority, Revenue (Windy
Point/Windy Flats Project)	5.00	7/1/27	13,765,000		15,979,513
Tobacco Securitization Authority
of Southern California,
Tobacco Settlement
Asset-Backed Bonds (San Diego
County Tobacco Asset
Securitization Corporation)	4.75	6/1/25	1,880,000		1,847,796
Tobacco Securitization Authority
of Southern California, Tobacco
Settlement Asset-Backed Bonds
(San Diego County Tobacco Asset
Securitization Corporation)	5.13	6/1/46	8,850,000		6,707,946

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Torrance,
Revenue (Torrance Memorial
Medical Center)	5.00	9/1/40	3,000,000		3,153,930
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.63	1/1/29	8,000,000		9,266,560
Turlock Irrigation District,
Revenue	5.00	1/1/25	5,610,000		6,307,099
Turlock Irrigation District,
Revenue	5.00	1/1/26	8,120,000		9,059,403
University of California Regents,
General Revenue	5.00	5/15/21	15,000,000		18,739,800
University of California Regents,
General Revenue	5.25	5/15/28	10,000,000		11,665,600
University of California Regents,
General Revenue	5.75	5/15/31	8,000,000		9,562,960
University of California Regents,
Medical Center Pooled Revenue	5.25	5/15/19	10,000,000		11,563,900
West Kern Community College
District, GO (Insured; XLCA)	0.00	11/1/20	1,000,000	[b]	715,120
Whittier,
Health Facility Revenue
(Presbyterian Intercommunity
Hospital) (Prerefunded)	5.75	6/1/12	1,090,000	[d]	1,100,900
U.S. Related—9.3%
Guam,
Hotel Occupancy Tax Revenue	6.00	11/1/26	3,300,000		3,815,427
Guam,
LOR (Section 30)	5.63	12/1/29	2,850,000		3,058,763
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.63	7/1/40	2,000,000		2,030,620
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	5.13	7/1/37	6,000,000		6,027,900
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/22	2,000,000		2,167,280
Puerto Rico Commonwealth,
Public Improvement GO	5.50	7/1/39	10,000,000		10,428,000
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/22	4,000,000		4,492,000

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Electric Power
Authority, Power Revenue	5.00	7/1/28	6,040,000	6,285,284
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/28	5,000,000	5,347,700
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.25	7/1/30	10,000,000	11,098,500
Puerto Rico Highway and
Transportation Authority,
Highway Revenue
(Insured; Assured Guaranty
Municipal Corp.)	6.25	7/1/16	130,000	161,099
Puerto Rico Highway and
Transportation Authority,
Highway Revenue (Insured;
Assured Guaranty Municipal Corp.)	6.25	7/1/16	2,870,000	3,292,464
Puerto Rico Highways and
Transportation Authority,
Highway Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.50	7/1/13	3,115,000	3,195,959
Puerto Rico Industrial, Tourist,
Educational, Medical and
Environmental Control
Facilities Financing
Authority, HR (Hospital
Auxilio Mutuo Obligated
Group Project)	6.00	7/1/33	2,450,000	2,741,795
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	5.50	7/1/28	10,200,000	11,327,202
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39	5,000,000	5,356,000
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.38	8/1/39	4,500,000	5,271,525
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	7,500,000	8,458,500

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
University of Puerto Rico,
University System Revenue	5.00	6/1/23	10,000,000		10,359,500
Virgin Islands Public Finance
Authority, Revenue (Virgin
Islands General Obligation/
Matching Fund Loan Note)	7.30	10/1/18	2,575,000		3,143,380
Virgin Islands Public Finance
Authority, Revenue (Virgin
Islands Matching Fund
Loan Notes)	5.00	10/1/25	5,000,000		5,369,700
Total Long-Term Municipal Investments
(cost $1,110,019,222)					1,218,233,124

Short-Term Municipal
Investments—1.2%
California;
California,
Economic Recovery Bonds
(LOC; JPMorgan Chase Bank)	0.16	6/1/12	1,200,000	[e]	1,200,000
California,
GO Notes
(Kindergarten-University)
(LOC: California State
Teachers Retirement
System and Citibank NA)	0.16	6/1/12	8,500,000	[e]	8,500,000
California Infrastructure and
Economic Development Bank,
Revenue, Refunding (Los
Angeles County Museum of
Natural History Foundation)
(LOC; Wells Fargo Bank)	0.16	6/1/12	4,500,000	[e]	4,500,000

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued);
Irvine Assessment District Number
03-19, Limited Obligation
Improvement Bonds (LOC:
California State Teachers
Retirement System and
U.S. Bank NA)	0.18	6/1/12	900,000[e]	900,000
Total Short-Term Municipal Investments
(cost $15,100,000)				15,100,000

Total Investments (cost $1,125,119,222)			100.6%	1,233,333,124
Liabilities, Less Cash and Receivables			(.6%)	(7,757,278)
Net Assets			100.0%	1,225,575,846

a Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At May 31, 2012, this security was valued at $7,888,275 or 0.6% of net assets.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
e Variable rate demand note—rate shown is the interest rate in effect at May 31, 2012. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipt
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt	SWDR	Solid Waste Disposal Revenue
Adjustable Receipts
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	4.4
AA		Aa		AA	40.4
A		A		A	34.2
BBB		Baa		BBB	16.4
BB		Ba		BB	1.8
B		B		B	.5
F1		MIG1/P1		SP1/A1	1.2
Not Rated[f]		Not Rated[f]		Not Rated[f]	1.1
					100.0

† Based on total investments.
f Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 25

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	1,125,119,222	1,233,333,124
Cash		922,206
Interest receivable		15,641,575
Receivable for investment securities sold		1,237,862
Receivable for shares of Common Stock subscribed		198,789
Prepaid expenses		31,648
		1,251,365,204
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		738,631
Payable for investment securities purchased		24,476,040
Payable for shares of Common Stock redeemed		421,655
Accrued expenses		153,032
		25,789,358
Net Assets ($)		1,225,575,846
Composition of Net Assets ($):
Paid-in capital		1,140,047,412
Accumulated net realized gain (loss) on investments		(22,685,468)
Accumulated net unrealized appreciation
(depreciation) on investments		108,213,902
Net Assets ($)		1,225,575,846

Net Asset Value Per Share
	Class A	Class C	Class I	Class Z
Net Assets ($)	116,939,110	11,742,251	30,741,594	1,066,152,891
Shares Outstanding	7,642,400	767,577	2,010,114	69,677,240
Net Asset Value Per Share ($)	15.30	15.30	15.29	15.30

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended May 31, 2012

Investment Income ($):
Interest Income	54,899,971
Expenses:
Management fee—Note 3(a)	7,120,909
Shareholder servicing costs—Note 3(c)	1,236,512
Directors’ fees and expenses—Note 3(d)	161,849
Professional fees	95,694
Custodian fees—Note 3(c)	83,821
Distribution fees—Note 3(b)	79,362
Registration fees	68,058
Prospectus and shareholders’ reports	26,217
Loan commitment fees—Note 2	11,777
Interest expense—Note 2	75
Miscellaneous	58,651
Total Expenses	8,942,925
Less—reduction in fees due to earnings credits—Note 3(c)	(610)
Net Expenses	8,942,315
Investment Income—Net	45,957,656
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,078,444)
Net unrealized appreciation (depreciation) on investments	96,587,630
Net Realized and Unrealized Gain (Loss) on Investments	94,509,186
Net Increase in Net Assets Resulting from Operations	140,466,842

See notes to financial statements.

The Fund 27

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,
	2012[a]	2011
Operations ($):
Investment income—net	45,957,656	52,266,081
Net realized gain (loss) on investments	(2,078,444)	4,017,090
Net unrealized appreciation
(depreciation) on investments	96,587,630	(41,042,746)
Net Increase (Decrease) in Net Assets
Resulting from Operations	140,466,842	15,240,425
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(4,002,174)	(4,636,357)
Class B Shares	(11,444)	(25,449)
Class C Shares	(302,799)	(315,506)
Class I Shares	(1,037,277)	(1,217,445)
Class Z Shares	(40,368,349)	(45,781,003)
Total Dividends	(45,722,043)	(51,975,760)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	21,429,492	17,552,880
Class B Shares	—	151
Class C Shares	2,825,379	2,576,046
Class I Shares	15,169,282	33,396,914
Class Z Shares	26,925,742	29,561,394
Dividends reinvested:
Class A Shares	2,567,674	3,015,339
Class B Shares	6,677	16,487
Class C Shares	153,368	176,935
Class I Shares	256,621	304,489
Class Z Shares	28,902,523	32,118,571
Cost of shares redeemed:
Class A Shares	(21,236,268)	(34,245,162)
Class B Shares	(573,630)	(373,450)
Class C Shares	(1,543,861)	(2,616,583)
Class I Shares	(10,836,299)	(25,054,223)
Class Z Shares	(89,145,459)	(209,328,249)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(25,098,759)	(152,898,461)
Total Increase (Decrease) in Net Assets	69,646,040	(189,633,796)
Net Assets ($):
Beginning of Period	1,155,929,806	1,345,563,602
End of Period	1,225,575,846	1,155,929,806

		Year Ended May 31,
	2012[a]	2011
Capital Share Transactions:
Class Ab
Shares sold	1,433,586	1,215,795
Shares issued for dividends reinvested	173,967	213,019
Shares redeemed	(1,440,707)	(2,428,326)
Net Increase (Decrease) in Shares Outstanding	166,846	(999,512)
Class Bb
Shares sold	—	10
Shares issued for dividends reinvested	459	1,159
Shares redeemed	(38,236)	(26,301)
Net Increase (Decrease) in Shares Outstanding	(37,777)	(25,132)
Class C
Shares sold	189,868	180,837
Shares issued for dividends reinvested	10,376	12,441
Shares redeemed	(104,396)	(186,656)
Net Increase (Decrease) in Shares Outstanding	95,848	6,622
Class I
Shares sold	1,020,299	2,285,972
Shares issued for dividends reinvested	17,333	21,448
Shares redeemed	(730,357)	(1,813,734)
Net Increase (Decrease) in Shares Outstanding	307,275	493,686
Class Z
Shares sold	1,818,207	2,076,606
Shares issued for dividends reinvested	1,958,502	2,261,091
Shares redeemed	(6,054,674)	(14,657,138)
Net Increase (Decrease) in Shares Outstanding	(2,277,965)	(10,319,441)

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended May 31,2012, 21,557 Class B shares representing $320,615 were automatically converted to 21,557 Class A shares and during the period ended May 31, 2011, 7,998 Class B shares representing
$117,473 were automatically converted to 7,998 Class A shares.

See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended May 31,
Class A Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	14.12	14.52	13.95	14.40	14.72
Investment Operations:
Investment income—net[a]	.55	.57	.57	.57	.57
Net realized and unrealized
gain (loss) on investments	1.17	(.40)	.57	(.45)	(.32)
Total from Investment Operations	1.72	.17	1.14	.12	.25
Distributions:
Dividends from investment income—net	(.54)	(.57)	(.57)	(.57)	(.57)
Net asset value, end of period	15.30	14.12	14.52	13.95	14.40
Total Return (%)[b]	12.41	1.20	8.30	1.00	1.78
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.93	.93	.92	.96	1.02
Ratio of net expenses
to average net assets	.93	.93	.92	.95	1.02
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	—	—	.02	.10
Ratio of net investment income
to average net assets	3.70	4.00	3.99	4.18	3.96
Portfolio Turnover Rate	20.88	14.78	22.39	16.57	43.66
Net Assets, end of period ($ x 1,000)	116,939	105,584	123,053	117,685	111,504

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

		Year Ended May 31,
Class C Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	14.12	14.51	13.95	14.40	14.72
Investment Operations:
Investment income—net[a]	.43	.46	.45	.46	.46
Net realized and unrealized
gain (loss) on investments	1.18	(.39)	.56	(.45)	(.32)
Total from Investment Operations	1.61	.07	1.01	.01	.14
Distributions:
Dividends from investment income—net	(.43)	(.46)	(.45)	(.46)	(.46)
Net asset value, end of period	15.30	14.12	14.51	13.95	14.40
Total Return (%)[b]	11.58	.48	7.36	.22	1.00
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.66	1.71	1.72	1.73	1.79
Ratio of net expenses
to average net assets	1.66	1.71	1.72	1.73	1.79
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	—	—	.02	.10
Ratio of net investment income
to average net assets	2.95	3.23	3.18	3.39	3.18
Portfolio Turnover Rate	20.88	14.78	22.39	16.57	43.66
Net Assets, end of period ($ x 1,000)	11,742	9,485	9,653	7,272	5,767

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 31

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,
Class I Shares	2012	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	14.12	14.51	13.94	12.60
Investment Operations:
Investment income—net[b]	.58	.61	.59	.24
Net realized and unrealized
gain (loss) on investments	1.17	(.40)	.58	1.38
Total from Investment Operations	1.75	.21	1.17	1.62
Distributions:
Dividends from investment income—net	(.58)	(.60)	(.60)	(.28)
Net asset value, end of period	15.29	14.12	14.51	13.94
Total Return (%)	12.60	1.54	8.57	12.97[c]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.68	.66	.68	.70[d]
Ratio of net expenses
to average net assets	.68	.66	.67	.70[d]
Ratio of interest and expense
related to floating rate notes issued
to average net assets	—	—	—	—[e]
Ratio of net investment income
to average net assets	3.92	4.29	4.20	4.33[d]
Portfolio Turnover Rate	20.88	14.78	22.39	16.57
Net Assets, end of period ($ x 1,000)	30,742	24,039	17,546	1,956

a	From December 15, 2008 (commencement of initial offering) to May 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
e	There were no floating rate notes outstanding during the class’ period of operations.

See notes to financial statements.

			Year Ended May 31,
Class Z Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	14.12	14.52	13.95	14.40	14.71
Investment Operations:
Investment income—net[a]	.58	.60	.60	.60	.61
Net realized and unrealized
gain (loss) on investments	1.17	(.40)	.57	(.45)	(.31)
Total from Investment Operations	1.75	.20	1.17	.15	.30
Distributions:
Dividends from
investment income—net	(.57)	(.60)	(.60)	(.60)	(.61)
Net asset value, end of period	15.30	14.12	14.52	13.95	14.40
Total Return (%)	12.63	1.43	8.52	1.22	2.08
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.73	.71	.71	.74	.81
Ratio of net expenses
to average net assets	.73	.71	.71	.74	.80
Ratio of interest and expense
related to floating rate notes
issued to average net assets	—	—	—	.02	.10
Ratio of net investment income
to average net assets	3.90	4.23	4.21	4.39	4.19
Portfolio Turnover Rate	20.88	14.78	22.39	16.57	43.66
Net Assets, end of period
($ x 1,000)	1,066,153	1,016,288	1,194,399	1,199,800	1,313,697

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 33

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus California AMT-Free Municipal Bond Fund (the “fund”) is the sole series of Dreyfus Premier California AMT-Free Municipal Bond Fund Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek as high a level of current income exempt from federal and California state income taxes, as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 600 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Z (200 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Class Z shares are sold at net asset value per share generally only to shareholders who received Class Z shares in exchange for their shares of General California Municipal Bond Fund, California Municipal Income, Inc. and Dreyfus California Intermediate Municipal Bond Fund, as a result of the reorganization of such funds. Class Z shares generally are not available for new accounts.The Board of Directors approved, effective as of the close of business on March 13, 2012, the transfer of shares authorized from Class B to Class A shares. Class B shares were subject to a CDSC imposed on Class B share redemptions made within six years of purchase and automatically converted to Class A shares after six years.The fund no longer offers Class B shares. Effective March 13, 2012, all out-

standing Class B shares were automatically converted to Class A shares. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board of Directors.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	1,233,333,124	—	1,233,333,124

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended May 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $704,281, undistributed ordinary income $229,185, accumulated capital losses $17,797,359 and unrealized appreciation $108,855,732. In addition, the fund had $5,759,124 of capital losses realized after October 31, 2011, which were deferred for tax purposes to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to May 31, 2012. If not applied, $1,978,000 of the carryover expires in fiscal 2016 and $15,819,359 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2012 and May 31, 2011 were as follows: tax exempt income $45,722,043 and $51,893,191 and ordinary income $0 and $82,569, respectively.

During the period ended May 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $235,613, increased accumulated net realized gain (loss) on investments by $194,095 and increased paid-in capital by $41,518. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2012, was approximately $6,300 with a related weighted average annualized interest rate of 1.18%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Agreement provides that if in any fiscal year the aggregate expenses allocable to Class Z shares (exclusive of taxes, brokerage commissions, interest expense, commitment fees on borrowings and extraordinary expenses) exceed 1 1 / 2 % of the value of the average daily net assets of Class Z shares, the fund may deduct from the fees paid to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2012, there was no expense reimbursement pursuant to the Agreement.

During the period ended May 31, 2012, the Distributor retained $10,345 from commissions earned on sales of the fund’s Class A shares and $181 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B shares paid and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended May 31, 2012, Class B and Class C shares were charged $1,793 and $77,569, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class B shares paid the Distributor at an annual rate of .25% of the value of the average daily net assets of their shares, for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2012, Class A, Class B and Class C shares were charged $271,833, $896 and $25,856, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2012, Class Z shares were charged $456,103 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency and cash management services for the fund. During the period ended May 31, 2012, the fund was charged $242,725 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2012, the fund was charged $83,821 pursuant to the custody agreement.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Prior to May 29, 2012, the fund compensated The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended May 31, 2012, the fund was charged $22,613 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $610.

During the period ended May 31, 2012, the fund was charged $6,565 for services performed by the Chief Compliance Officer and his staff.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $621,554, Rule 12b-1 distribution plan fees $7,474, shareholder services plan fees $26,913, custodian fees $20,312, chief compliance officer fees $2,652 and transfer agency per account fees $59,726.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2012, amounted to $243,718,424 and $257,927,158, respectively.

At May 31, 2012, the cost of investments for federal income tax purposes was $1,124,477,392 accordingly; accumulated net unrealized appreciation on investments was $108,855,732, consisting of $109,828,719 gross unrealized appreciation and $972,987 gross unrealized depreciation.

The Fund 43

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

Dreyfus California AMT-Free Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus California AMT-Free Municipal Bond Fund (the sole series comprising Dreyfus Premier California AMT-Free Municipal Bond Fund Inc.) as of May 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California AMT-Free Municipal Bond Fund at May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 27, 2012

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended May 31, 2012 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are California residents, California personal income taxes).

Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2012 calendar year on Form 1099-DIV which will be mailed in early 2013.

The Fund 45

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on April 30, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended March 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was generally below the Performance Group median and variably above and below the Performance Universe median for the various periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s Lipper category average, noting that the fund’s return was higher than the category average return in eight of the past ten calendar years.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above

The Fund 47

INFORMATION ABOUT THE RENEWAL OF THE FUND’S

MANAGEMENT AGREEMENT (Unaudited) (continued)

the Expense Group median and the Expense Universe median and the fund’s total expenses were above the Expense Group median and the Expense Universe median.

The Board received a presentation from the fund’s portfolio managers, who described the strategy as implemented for the fund, the fund’s structure to defend against interest rate volatility, and credit review policies and strategies that seek to mitigate credit risk. The portfolio managers also explained the fund’s performance in light of its duration structure, credit structure, and the market and economic environment, and the strategy for managing the fund in the current environment. The Board noted the managers’ strategies for de-risking the fund in recent years and comments on their risk-reward investor strategies. The Board also noted the generally compressed spread in recent periods among the returns of the Performance Group funds as well as the fund’s generally high absolute returns over the past three years relative to other asset classes.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and noted from these reports that there were no Similar Clients.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall perfor- mance, in light of the considerations described above.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

The Fund 49

INFORMATION ABOUT THE RENEWAL OF THE FUND’S

MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement through November 30, 2012 was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
William Hodding Carter III (77)
Board Member (1988)
Principal Occupation During Past 5Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)
• President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-2006)
No. of Portfolios for which Board Member Serves: 27
———————
Gordon J. Davis (70)
Board Member (2006)
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable, LLP
• Partner in the law firm of Dewey & LeBoeuf, LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 40

The Fund 51

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Joni Evans (70)
Board Member (2006)
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)
• Principal, Joni Evans Ltd. (publishing) (2006-present)
• Senior Vice President of the William Morris Agency (1994-2006)
No. of Portfolios for which Board Member Serves: 27
———————
Ehud Houminer (71)
Board Member (1994)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-present)
No. of Portfolios for which Board Member Serves: 60
———————
Richard C. Leone (72)
Board Member (1980)
Principal Occupation During Past 5Years:
• Senior Fellow of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Public Company Board Memberships During Past 5Years:
• Partnership for a Secure America, Director
No. of Portfolios for which Board Member Serves: 27
———————
Hans C. Mautner (74)
Board Member (1980)
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-2010)
No. of Portfolios for which Board Member Serves: 27

Robin A. Melvin (48)
Board Member (1995)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances
(1995-2012)
No. of Portfolios for which Board Member Serves: 50
———————
Burton N.Wallack (61)
Board Member (2006)
Principal Occupation During Past 5Years:
• President and Co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 27
———————
John E. Zuccotti (74)
Board Member (1980)
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Emeritus Chairman of the Real Estate Board of New York
Other Public Company Board Memberships During Past 5Years:
• Emigrant Savings Bank, Director (2004-present)
• Doris Duke Charitable Foundation,Trustee (2006-present)
• New York Private Bank & Trust, Director
No. of Portfolios for which Board Member Serves: 27
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
David W. Burke, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

The Fund 53

OFFICERS OF THE FUND (Unaudited)

The Fund 55

NOTES

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $    30,312 in 2011 and $31,401 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,000 in 2011 and $12,000 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were  $0 in 2011 and $0 in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,991 in 2011 and $3,326 in 2012. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $806 in 2011 and $1,068 in 2012. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2011 and $0 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $19,526,919 in 2011 and $34,285,599 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER CALIFORNIA AMT-FREE MUNICIPAL BOND FUND, INC.

-          Dreyfus California AMT-Free Municipal Bond Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	July 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	July 24, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	July 24, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)